UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2017

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 13, 2017, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), after notice was duly given and at which a quorum of the Company’s stockholders was represented by proxy or in person. At the Annual Meeting, the following seven proposals were presented:

(1)	Elect eleven directors named in the Proxy Statement to the Company’s Board of Directors;

(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	Conduct an advisory vote to approve the compensation provided to the Company’s named executive officers for 2016 (“Non-Binding Resolution on Executive Compensation”);

(4)	Conduct an advisory vote on the frequency of future advisory votes on the compensation provided to the Company’s named executive officers (“Non-Binding Resolution on Frequency of Vote on Executive Compensation”);

(5)	Vote on a stockholder proposal, if properly presented at the Annual Meeting, regarding implementation of proxy access;

(6)	Vote on a stockholder proposal, if properly presented at the Annual Meeting, regarding limitations on accelerated vesting of equity awards in the event of a change of control; and

(7)	Vote on a stockholder proposal, if properly presented at the Annual Meeting, regarding an amendment to the Company’s clawback policy.

Proposal 1 – Election of Directors

The following eleven directors were elected at the Annual Meeting to serve terms ending at the Company’s 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified, unless the director earlier resigns, retires, passes away or otherwise no longer serves as a director:

Director Nominee	For	Authority Withheld	Broker Non-Votes
W. Michael Barnes	760,034,661	12,093,832	19,729,990
Thomas Dannenfeldt	673,387,364	98,741,129	19,729,990
Srikant M. Datar	762,116,253	10,012,240	19,729,990
Lawrence H. Guffey	761,945,222	10,183,271	19,729,990
Timotheus Höttges	712,714,310	59,414,183	19,729,990
Bruno Jacobfeuerborn	717,262,054	54,866,439	19,729,990
Raphael Kübler	673,301,407	98,827,086	19,729,990
Thorsten Langheim	677,416,511	94,711,982	19,729,990
John J. Legere	729,321,965	42,806,528	19,729,990
Teresa A. Taylor	762,085,163	10,043,330	19,729,990
Kelvin R. Westbrook	750,803,956	21,324,537	19,729,990

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 was approved as follows:

For	Against	Abstain	Broker Non-Votes
791,100,375	513,687	244,421	0

Proposal 3 – Advisory Vote to Approve Executive Compensation

The stockholders of the Company approved the Non-Binding Resolution on Executive Compensation as follows:

For	Against	Abstain	Broker Non-Votes
768,055,332	3,809,172	263,989	19,729,990

Proposal 4 – Advisory Vote on Frequency of Vote on Executive Compensation

The stockholders of the Company approved a three-year vote on the Non-Binding Resolution on Frequency of Vote on Executive Compensation as follows:

1 Years	2 Years	3 Years	Abstain	Broker Non-Votes
176,368,814	91,850	595,098,606	569,223	19,729,990

Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote to approve executive compensation every three years.

Proposal 5 – Stockholder Proposal regarding Implementation of Proxy Access

The stockholder proposal related to implementation of proxy access was not approved as follows:

For	Against	Abstain	Broker Non-Votes
153,078,505	617,724,570	1,325,418	19,729,990

Proposal 6 – Stockholder Proposal regarding Limitations on Accelerated Vesting of Equity Awards in the Event of a Change of Control

The stockholder proposal related to limitations on accelerated vesting of equity awards in the event of a change of control was not approved as follows:

For	Against	Abstain	Broker Non-Votes
89,152,301	682,489,093	487,099	19,729,990

Proposal 7 – Stockholder Proposal regarding an Amendment to the Company’s Clawback Policy

The stockholder proposal related to an amendment to the Company’s clawback policy was not approved as follows:

For	Against	Abstain	Broker Non-Votes
60,105,702	711,526,975	495,816	19,729,990

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 13, 2017	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer